8x8

Business Highlights

Q1 2026

Press Releases, Product Announcements, Recognition, and more....

Recent Blog posts

Driving Channel Leadership in CPaaS: How 8x8 Is empowering ANZ partners at global scale

Beyond Conversations: Why voice technology is the backbone of modern business success

New Report Reveals CPaaS Foothold across the Globe as Companies Push for Deeper Customer Engagement

Reclaiming visibility, velocity and value in a fragmented communications world

Everyone has AI. So now what?

Innovation on the 8x8 Platform for CX

The latest innovations leverage AI-driven automation, advanced security, and seamless integrations to simplify complex operations and enhance efficiency for customers. New solutions and service enhancements included:

8x8 Verif8, a frictionless, omnichannel One-Time Password (OTP) solution that makes authentication easy, fast, and secure for businesses of any size.

8x8 Operator Connect coverage extended to 50 countries: 8x8 Operator Connect for Microsoft Teams is a purpose-built solution that delivers native Public Switched Telephone Network (PSTN) calling through the Microsoft Operator Connect program. Powered by 8x8's industry-leading Global Reach™ network, it ensures

8x8 1Q F26

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reliable connectivity, accelerated deployment, and simplified management – enhancing efficiency for Microsoft Teams Phone administrators. 8x8 Smart Assist + Conversation Intelligence: 8x8 Smart Assist, combined with conversation intelligence, analyzes 100% of customer interactions in the contact center – past and present – to deliver real-time AI guidance that helps agents reduce churn, increase conversions, and stay compliant. Built-in sentiment and intent analysis empowers leaders to scale coaching and quality assurance without adding headcount. Native Viber Messaging in 8x8 Contact Center: 8x8 enables agents to connect with millions of customers on Viber using the same tools they rely on for voice, chat, and email. With full CRM context, media sharing, and smart routing, teams can deliver seamless, connected experiences – all within a single workspace. 8x8 Social Connect: With 8x8 Social Connect, teams can monitor and triage high-intent posts across social platforms, then seamlessly transition conversations to private channels like Rich Communication Services (RCS) or WhatsApp. Agents can share product details, resolve issues, or complete sales using embedded 8x8 Secure Pay links – turning engagement into measurable results. Self-Service, PCI-Compliant Payments: 8x8 Secure Pay expanded coverage now enables secure, automated payments through virtual agents and IVRs. Customers receive secure links via SMS or email to complete transactions using Apple Pay, Google Pay, or credit cards. It’s seamless, scalable collection – without tying up agents and minimizing compliance risk. 8x8 Intelligent Customer Assistant Knowledge AI + xApps: 8x8 Intelligent Customer Assistant Knowledge AI transforms static content – PDFs, web pages, training files – into dynamic, AI-powered self-service. With 8x8 Intelligent Customer Assistant xApps, customers can input complex data digitally and transition back to voice without losing context. The result: fast, flexible, and personalized experiences at scale. Digital Channel Support for 8x8 Engage: 8x8 Engage now includes built-in support for SMS, WhatsApp, Rich Communication Services (RCS), webchat, and Facebook Messenger – unifying voice and digital channels in one intuitive workspace, purposefully designed for modern customer-facing teams who need fast, flexible internal collaboration and customer engagement on-the-go. JourneyAPI: JourneyAPI lets customers track every leg of a customer interaction—across transfers, queues, and teams—by pulling related calls into a single API view. Customers can easily trace the full journey, assess service quality, and access unified performance metrics programmatically. CRM Integration Profiles: With CRM Integration Profiles, admins can customize workflows across Salesforce, Microsoft Dynamics, Zendesk, NetSuite, and Zoho by team, department, or region – no code, no pro services required. The result: streamlined operations, faster onboarding, and experiences that flex to fit every customer. Smarter Summaries, Now in the Right Language: AI-powered chat summarization now automatically detects the conversation’s language and applies the appropriate linguistic model, delivering clearer, more accurate summaries for multilingual teams. Keyword Filtering to Safeguard SMS Compliance: To help avoid 10DLC violations, outbound SMS from the 8x8 Work App is now screened for restricted terms. Messages are blocked before carrier submission, with user prompts to edit and resend—minimizing compliance risks and protecting deliverability. Support for New Devices and Accessories: Expanded portfolio for device choice and flexibility with Grandstream and Yealink devices, and Jabra accessories. Technology Partner Ecosystem Expansion Our expanding ecosystem of technology partners is a key point of differentiation, enabling us to deliver more value to customers while staying nimble in a rapidly evolving market. Rather than relying on a closed, single-vendor model, we integrate seamlessly with best-in-class solutions across AI, security, analytics, and workforce 1Q Fiscal 2026 2 management. This openness allows us to tailor deployments to customer needs—faster and with greater flexibility—while future-proofing their investments. As AI continues to reshape customer engagement, our ecosystem approach empowers us to innovate at speed, scale with confidence, and meet our customers wherever they are on their transformation journey. Meltwater Social Listening for 8x8 Contact Center: 8x8 Agent Workspace integrates Meltwater social listening to monitor, filter, and route content from platforms like Instagram, LinkedIn, and X – all within the agent’s existing workspace. Via our deep integration, any social @mentions can now join 8x8 Contact Center queues thus completing our omnichannel story. MNET CoreAccess+ for Financial Services: 8x8’s MNET CoreAccess+ connects contact centers directly to systems like Jack Henry and Fiserv. Bots, IVRs, and agents can access real-time data, authenticate users securely, and deliver contextual service – all purpose-built to meet the high standards of banks and credit unions. Recognition and Awards ● Named Best CPaaS Platform by CX Today for secure, composable, AI-powered customer engagement solutions. ● Recognized as a Strong Performer in The Forrester Wave™: Unified-Communications-As-A-Service Platforms, Q3 2025 report. ● Received TrustRadius Top Rated Awards for Unified Communications as a Service and Contact Center as a Service. ● Won Silver in the User Experience (UX) - Product UX category of the New York Product Design Awards for 8x8 Supervisor Workspace. ● Sole CCaaS provider recognized in Newsweek’s 2025 Global Most Loved Workplaces and ranked at #69. Q1 2026 Press Releases 8x8® Announces JourneyIQ to Deliver Integrated AI-powered Customer Journey Intelligence Across the Organization Apr 02, 2025 8x8 Engage™ Enables All Customer-facing Teams to Deliver Superior CX on Digital Channels Apr 02, 2025 New 8x8® AI Orchestrator Creates Seamless Decision Flows Between AI Bots to Deliver Frictionless Customer Experiences Apr 02, 2025 8x8® Contact Center Adds RCS Business Messaging Support to Transform Customer Engagement Through Interactive, Hyper-Personalized Two-Way Communication Apr 02, 2025 8x8 Unveils New Innovations to Boost Customer, Employee Engagement Across its CX Platform April 29, 2025 8x8 Honored as Gold and Silver Stevie® Awards Winner in 2025 American Business Awards® May 06, 2025 8x8 Strengthens Irish Market Presence with Expanded CCMA Ireland Partnership May 13, 2025 UK Public Sector Seeks Unified, Secure AI CX Solutions Amid Budget Constraints and Legacy Tech, Says 8x8 Report May 15, 2025 1Q Fiscal 2026 3

Experience-Driven Economy Fueling Growth for 8x8’s AI-Powered CX Solutions May 21, 2025 8x8 Earns Prestigious SBR International Business Awards Highlighting Leadership in Business Communications for CX May 21, 2025 Creovai Joins 8x8’s Elite SoldBy8 Tier, Delivering Measurable Results with Real‑Time Agent Guidance May 29, 2025 8x8 Named One of Newsweek’s “Most Loved Workplaces” of 2025 Jun 03, 2025 8x8’s Commitment to Exceptional CX Drives Industry Recognition Jun 12, 2025 8x8, Inc. Announces Share Repurchase Activity Jun 17, 2025 Consumers Demand Fines for Long Hold Times, 8x8 Survey Finds Jun 19, 2025 8x8 Launches Verif8 to Bring Simpler, Smarter Security to Every Customer Interaction Jun 24, 2025 8X8 More Than Doubles Operator Connect Global Offerings; Now Among Top Five Providers Jun 26, 2025 1Q Fiscal 2026 4